SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 1998


                             Waste Management, Inc.
             (Exact name of Registrant as specified in its charter)


   Delaware                       1-12154                         73-1309529
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


1001 Fannin Street, Suite 4000
Houston, Texas                                                      77002
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (713) 512-6200


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Item 5. Other Events.

                  On October 8, 1998, Waste Management, Inc. issued a press release reaffirming its earnings outlook for the second half of 1998 and for 1999. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  99.1. Press Release issued by Waste Management, Inc. on October 8, 1998




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                                  EXHIBIT INDEX


Exhibit
  No.          Description
-------        -----------

99.1           Press Release issued by Waste Management, Inc. on October 8, 1998





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WASTE MANAGEMENT, INC.

                                         /s/ Bryan J. Blankfield
Date:    October 8, 1998                 -----------------------------------
                                         Name:  Bryan J. Blankfield
                                         Title: Vice President and Assistant
                                                Secretary